Putnam VT Focused International Equity Fund
The fund's portfolio
3/31/22 (Unaudited)

COMMON STOCKS (99.5%)(a)
	Shares	Value
Aerospace and defense (1.6%)
Thales SA (France)	25,112	$3,171,014

		3,171,014
Airlines (3.1%)
Ryanair Holdings PLC ADR (Ireland)(NON)	69,308	6,038,113

		6,038,113
Automobiles (2.5%)
Bayerische Motoren Werke AG (Germany)	54,660	4,734,337

		4,734,337
Banks (5.7%)
Hana Financial Group, Inc. (South Korea)	129,792	5,181,485
HDFC Bank, Ltd. (India)	297,852	5,748,797

		10,930,282
Capital markets (6.1%)
CI Financial Corp. (Canada)	396,032	6,291,401
London Stock Exchange Group PLC (United Kingdom)	52,654	5,501,063

		11,792,464
Diversified telecommunication services (4.4%)
Liberty Global PLC Class C (United Kingdom)(NON)	326,616	8,462,621

		8,462,621
Entertainment (3.2%)
Universal Music Group NV (Netherlands)	233,813	6,207,174

		6,207,174
Food and staples retail (1.8%)
Jeronimo Martins SGPS SA (Portugal)	147,934	3,544,023

		3,544,023
Health-care equipment and supplies (1.8%)
Koninklijke Philips NV (Netherlands)	115,541	3,534,745

		3,534,745
Household durables (6.4%)
Berkeley Group Holdings PLC (The) (United Kingdom)	111,043	5,404,910
Sony Group Corp. (Japan)	67,000	6,915,136

		12,320,046
Interactive media and services (4.2%)
Alphabet, Inc. Class C(NON)	2,873	8,024,260

		8,024,260
Internet and direct marketing retail (7.9%)
Alibaba Group Holding, Ltd. (China)(NON)	504,800	6,909,340
JD.com, Inc. Class A (China)(NON)	118,650	3,475,001
Prosus NV (China)	93,813	4,966,211

		15,350,552
IT Services (3.0%)
Capgemini SE (France)	25,864	5,753,271

		5,753,271
Life sciences tools and services (2.4%)
ICON PLC (Ireland)(NON)	19,379	4,713,360

		4,713,360
Machinery (1.7%)
Minebea Mitsumi, Inc. (Japan)	150,900	3,287,186

		3,287,186
Media (3.0%)
Cogeco Communications, Inc. (Canada)	71,083	5,883,829

		5,883,829
Oil, gas, and consumable fuels (4.4%)
Canadian Natural Resources, Ltd. (Canada)	137,547	8,516,989

		8,516,989
Personal products (2.8%)
Unilever PLC (United Kingdom)	119,586	5,413,625

		5,413,625
Pharmaceuticals (8.8%)
AstraZeneca PLC (United Kingdom)	72,606	9,628,367
Bayer AG (Germany)	108,400	7,416,425

		17,044,792
Professional services (2.6%)
Thomson Reuters Corp. (Canada)	47,096	5,113,258

		5,113,258
Semiconductors and semiconductor equipment (8.5%)
Japan Material Co., Ltd. (Japan)	178,100	2,519,252
SK Square Co., Ltd. (South Korea)(NON)	69,988	3,236,648
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	518,000	10,709,357

		16,465,257
Software (4.2%)
Constellation Software, Inc. (Canada)	4,744	8,109,369

		8,109,369
Technology hardware, storage, and peripherals (2.4%)
Samsung Electronics Co., Ltd. (South Korea)	81,383	4,649,219

		4,649,219
Thrifts and mortgage finance (2.4%)
Home Capital Group, Inc. (Canada)	151,240	4,597,144

		4,597,144
Trading companies and distributors (3.0%)
ITOCHU Corp. (Japan)	172,400	5,848,161

		5,848,161
Wireless telecommunication services (1.6%)
SK Telecom Co., Ltd. (South Korea)	66,311	3,103,537

		3,103,537

Total common stocks (cost $199,275,293)		$192,608,628

SHORT-TERM INVESTMENTS (0.4%)(a)
	Principal amount	Value
Interest in $384,728,000 joint tri-party repurchase agreement dated 3/31/2022 with BofA Securities, Inc. due 4/1/2022 - maturity value of $432,004 for an effective yield of 0.300% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 4.500% and due dates ranging from 2/1/2042 to 3/1/2052, valued at $392,422,560)	$432,000	$432,000
U.S. Treasury Bills 0.069%, 4/21/22	200,000	199,986
U.S. Treasury Bills 0.057%, 4/14/22	100,000	99,995

Total short-term investments (cost $731,989)		$731,981
TOTAL INVESTMENTS

Total investments (cost $200,007,282)		$193,340,609

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2022 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $193,671,281.
(NON)	This security is non-income-producing.
	Affiliated company. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/22
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$—	$4,484,250	$4,484,250	$166	$—
	Putnam Short Term Investment Fund**	3,863,766	1,293,608	5,157,374	224	—

	Total Short-term investments	$3,863,766	$5,777,858	$9,641,624	$390	$—
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund did not have any securities on loan.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The dates shown on debt obligations are the original maturity dates.
	DIVERSIFICATION BY COUNTRY
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	Canada	19.9%
	United Kingdom	17.8
	Japan	9.6
	South Korea	8.4
	China	8.0
	Germany	6.3
	Ireland	5.6
	Taiwan	5.5
	Netherlands	5.0
	France	4.6
	United States	4.5
	India	3.0
	Portugal	1.8

	Total	100.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $440,640 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$22,370,710	$9,310,711	$—
Consumer discretionary	—	32,404,935	—
Consumer staples	—	8,957,648	—
Energy	8,516,989	—	—
Financials	10,888,545	16,431,345	—
Health care	4,713,360	20,579,537	—
Industrials	11,151,371	12,306,361	—
Information technology	8,109,369	26,867,747	—

Total common stocks	65,750,344	126,858,284	—
Short-term investments	—	731,981	—

Totals by level	$65,750,344	$127,590,265	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com